UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  December 29, 1999

                               VALUE AMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)

               Virginia                                000-25689                             33-0712568
               --------                                ---------                             ----------
    (State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)


              1560 Insurance Lane, Charlottesville, Virginia          22911
              -----------------------------------------------         -----

                 (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code:  (804) 817-7700



                                      N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

         (c)      EXHIBITS.

                  99.1 Press Release, dated December 29, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            VALUE AMERICA, INC.



                                            By:     /s/ William A. Pusey, Jr.
                                              ---------------------------------
                                                        Senior Vice President
                                                        and General Counsel


December 29, 1999

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                                  EXHIBIT INDEX


Number            Description of Exhibit

99.1                       Press Release, dated December 29, 1999.